SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 Current Report


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                           Date of Report: May 7, 2002
                         -------------------------------
                        (Date of earliest event reported)


                         FOUNTAIN PHARMACEUTICALS, INC.
              -----------------------------------------------------
              Exact name of registrant as specified in its charter



          Delaware                         0-18399                62-1386759
------------------------------      --------------------      -----------------
State of other jurisdiction of       Commission File No.       I.R.S. Employer
incorporation or organization                                      ID No.


            505 South Westland Avenue, Suite D, Tampa, Florida 33606
            --------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (813) 248-0086

                                       N/A
           -----------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "FOUNTAIN PHARMACEUTICALS," "WE," "OUR," OR "US" MEANS FOUNTAIN PHARMACEUTICALS, INC., A DELAWARE CORPORATION.

         On May 7, 2002, we announced that in response to comments from the Securities and Exchange Commission ("SEC") the corporate actions described in the Information Statement first filed on April 12, 2002, amended on April 24, 2002, mailed on or about April 25, 2002 and refiled as a Preliminary Schedule 14C on April 30, 2002, will not be taken until 20 days after the SEC has completed its review process of the Company's amended Preliminary Schedule 14C and a Definitive Information Statement is filed and mailed to shareholders. A copy of the press release announcing the foregoing is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference hereto.

ITEM 7.  EXHIBITS

         99.1 Press Release issued by Fountain Pharmaceuticals, Inc. on May 7, 2002 announcing that the Company will not take the corporate actions described in the Information Statement mailed to its shareholders.


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FOUNTAIN PHARMACEUTICALS, INC.



                                            By: /s/ Brendon K. Rennert
                                               ---------------------------------
                                                Brendon K. Rennert, President

Dated:  May 7, 2002

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